Exhibit 99.1
CVR ENERGY REPORTS PRELIMINARY ESTIMATED FOURTH QUARTER
AND FULL-YEAR 2025 RESULTS

SUGAR LAND, Texas (January 26, 2026) – CVR Energy, Inc. (“CVR Energy” or the “Company”) (NYSE: CVI) today announced preliminary estimated financial results for the fourth quarter and full-year 2025.
“CVR Energy’s 2025 fourth quarter preliminary estimated consolidated net loss attributable to CVR Energy stockholders was impacted by accelerated depreciation associated with the reversion of the renewable diesel unit at Wynnewood back to hydrocarbon processing, along with reduced nitrogen fertilizer production and sales volumes due to the planned turnaround and delayed post-turnaround startup at the Coffeyville fertilizer facility,” said Mark Pytosh, Chief Executive Officer. “The reversion of the renewable diesel unit was completed in December, and we are optimistic about the benefits we are already seeing by having the hydrocracker at Wynnewood returned to hydrocarbon processing. We also look forward to a year with no planned turnarounds in our Petroleum segment in 2026.”

Preliminary estimated fourth quarter and full-year 2025 results are expected to be within the following ranges:

	Three Months Ended December 31, 2025		Year Ended December 31, 2025
(in millions, except throughput and utilization data)	Low Estimate	High Estimate	Low Estimate	High Estimate
Net income (loss)	$(125)	$(110)	$81	$96
Net income (loss) attributable to CVR Energy stockholders	(120)	(105)	17	32

EBITDA (1)	$40	$60	$580	$600
Adjusted EBITDA (1)	78	102	380	404

Total refining throughput (barrels per day)	210,000	220,000	180,000	183,000
Ammonia utilization rate	60%	65%	87%	89%

Cash and cash equivalents	$500	$520	$500	$520
Total long-term debt and finance lease obligations	1,700	1,800	1,700	1,800

(1)For a reconciliation of preliminary estimated EBITDA and Adjusted EBITDA to preliminary estimated net income (loss), the most directly comparable measure in accordance with accounting principles generally accepted in the United States of America (“GAAP”), see “Non-GAAP Reconciliations” section below.
Preliminary Financial Data
The consolidated financial and operating results included in this press release are preliminary estimates and subject to the completion of our consolidated financial statements, including the completion of the annual audit by the Company’s independent registered public accounting firm. The Company’s actual results may differ as a result of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the Company’s results for the fourth quarter and full-year 2025 are issued.

These preliminary estimates should not be viewed as a substitute for full consolidated financial statements prepared in accordance with GAAP, and they should not be viewed as indicative of the Company’s results for any future period. The

Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to these preliminary estimates and, accordingly, does not express an opinion or any other form of assurance with respect to these preliminary estimates.

Non-GAAP Measures
Our management uses certain non-GAAP measures, and reconciliations to those measures, to evaluate current and past performance and prospects for the future to supplement our financial information presented in accordance with GAAP. These non-GAAP measures are important factors in assessing our operating results and profitability and include the measures defined below.

The following are non-GAAP measures we present for the three and twelve months ended December 31, 2025:

EBITDA - Consolidated net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense.

Adjusted EBITDA - EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our underlying operational results of the period or that may obscure results and trends we deem useful.

We present these measures because we believe they may help investors, analysts, lenders and ratings agencies analyze our results of operations in conjunction with our GAAP results, including but not limited to our operating performance as compared to other publicly traded companies in the refining and fertilizer industries, without regard to historical cost basis or financing methods and our ability to incur and service debt and fund capital expenditures. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net earnings and operating income. These measures should not be considered substitutes for their most directly comparable GAAP measures. See “Non-GAAP Reconciliations” included herein for reconciliation of these amounts. Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document.

Non-GAAP Reconciliations
Reconciliation of Preliminary Estimated Consolidated Net Income (Loss) to Preliminary Estimated EBITDA and Adjusted EBITDA

	Three Months Ended December 31, 2025		Year Ended December 31, 2025
(in millions)	Low Estimate	High Estimate	Low Estimate	High Estimate
Net income (loss)	$(125)	$(110)	$81	$96
Interest expense, net	28	31	107	110
Income tax benefit	(6)	(8)	(9)	(11)
Depreciation and amortization	143	147	401	405
EBITDA	40	60	580	600
Adjustments:
Changes in Renewable Fuel Standard liability, unfavorable (favorable)	8	10	(263)	(261)
Unrealized gain on derivatives	(9)	(11)	(3)	(5)
Inventory valuation impacts, unfavorable	38	40	65	67
Other non-cash adjustments	1	3	1	3
Adjusted EBITDA	$78	$102	$380	$404

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding our preliminary estimates of selected financial and operational results for the fourth quarter and full-year 2025, investment in growth projects, timing and impacts (including on capital spending) associated with reversion of our renewable diesel unit to hydrocarbon processing service and the anticipated benefit thereof, expectations regarding planned turnarounds, and other matters. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, including risk and uncertainties related to the completion of our financial closing procedures or any adjustments that may result from management’s review of our consolidated financial statements. Investors are cautioned that these and other factors may affect these forward-looking statements. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission filings. These and other risks may cause our actual performance or achievements to differ materially from any future performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and marketing businesses as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners, LP.
For further information, please contact:
Investor Relations
Richard Roberts
(281) 207-3205
InvestorRelations@CVREnergy.com
Media Relations
Brandee Stephens
(281) 207-3516
MediaRelations@CVREnergy.com